The Motley Fool Funds Trust

Motley Fool Independence Fund (FOOLX and FOIIX)

Motley Fool Great America Fund (TMFGX and FOGIX)

Motley Fool Epic Voyage Fund (TMFEX and FOEIX)

Supplement Dated August 6, 2014 to the

Summary Prospectuses, Statutory Prospectuses, and SAI dated June 17, 2014

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Statutory Prospectuses, and SAI and should be read in conjunction with those documents.

Effective August 1, 2014, Nathan G. Weisshaar, CFA, Senior Analyst - Equity Research, began serving as a co-portfolio manager of each Fund.  Mr. Weisshaar also became a member of the Adviser’s Investment Committee.

•              The following information is added to the Funds’ Statutory Prospectuses —

Nathan G. Weisshaar, CFA

Nate Weisshaar is a senior analyst for equity research at the Adviser, having served in that role for the Independence Fund, Great America Fund and Epic Voyage Fund since 2014. Mr. Weisshaar has a particular interest in international and banking stocks. After joining The Motley Fool in 2007 as an equity research analyst for Motley Fool Global Gains and several other newsletters, Mr. Weisshaar subsequently became a co-advisor on Motley Fool Champion Shares PRO and Motley Fool Share Advisor, The Motley Fool’s newsletter products for the UK market, while living in London from 2011 to 2014. After graduating from the University of Arizona with a B.S. in finance, Mr. Weisshaar worked as a banking consultant at United Bankers Bank in Minnesota.

•              The following information is added to the Funds’ SAI —

The following table provides information as of August 1, 2014 regarding accounts managed by Mr. Weisshaar.

	Total Accounts*
Portfolio Manager; Types of Accounts	Number	Assets (in Millions)
Nathan G. Weisshaar
Registered Investment Companies	3	$661.1
Other Pooled Investment Vehicles	0	$0
Other Accounts	0	$0

*Includes the Funds.

As of August 1, 2014, Mr. Weisshaar did not own any shares of the Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.